UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2008

Etelcharge.com
(Exact name of registrant as specified in its charter)

Nevada	000-30479	75-2847699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1636 North Hampton Rd., Ste. 270, Desoto, Texas	75115-8621
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 298-3800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement of communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

□	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On July 29, 2008, the Board of Directors (the “Board”) of Etelcharge.com (the “Company”) determined to cancel all outstanding stock options granted to Robyn Priest, the Senior Vice President-Finance and Chief Financial Officer of the Company (“Priest”), and to James T. Wilson, the Senior Vice President and Chief Technology Officer of the Company (“Wilson”), all of which were out-of the-money, and to award the same number of replacement stock options to Priest and Wilson with a per share exercise price equal to the fair market value on the date of grant, or $.022. The replacement stock options were all granted pursuant to the Company’s 2008 Equity Incentive Plan (the “2008 Plan”).

With respect to Priest, the Board cancelled (i) fully vested options to purchase 1,200,000 shares of the Company’s common stock, with a per share exercise price of $.09, and expiring on August 15, 2017, and (ii) fully vested options to purchase 1,200,000 shares of the Company’s common stock, with a per share exercise price of $.09, which were granted in equal monthly installments of 100,000 options beginning in September 2007, and each having a ten year term. As a replacement for the cancelled stock options, the Board granted to Priest fully vested options to purchase 2,400,000 shares of the Company’s common stock, with a per share exercise price of $.022, and expiring on July 29, 2013. With respect to Wilson, the Board cancelled (i) fully vested options to purchase 1,200,000 shares of the Company’s common stock, with a per share exercise price of $.05, and expiring in equal 100,000 monthly installments beginning on July 23, 2010. As a replacement for the cancelled stock options, the Board granted to Wilson fully vested options to purchase 1,200,000 shares of the Company’s common stock, with a per share exercise price of $.022, and expiring on July 29, 2013.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)     On July 29, 2008, the Board approved amendments to the bylaws of the Company (the “Bylaws”) to more closely conform to Nevada law and common practice and to provide greater flexibility for future modifications to the Bylaws. The amendments to the Bylaws are effective as of July 29, 2008, the date of Board approval; provided, that the amendments to Article 11 of the Bylaws, which relate to the elimination of stockholder approval requirements for certain amendments to the Bylaws (as further described below), are subject to stockholder approval at the Company’s upcoming annual stockholders meeting and, therefore, the amendments to Article 11 of the Bylaws will have no effect until stockholder approval has been obtained. The material changes to the Bylaws are summarized below.

The Board is now permitted to set the date of the annual stockholders meeting from time to time during the year. Previously, the Bylaws required the Company’s annual stockholders meeting to be held within 180 days of the end of the Company’s fiscal year.

The Bylaws previously provided that the record date for the determination of stockholders entitled to consent to corporate action in writing without a meeting could not be more than 60 days prior to such action. The Board has modified this provision to eliminate the requirement that such record date cannot be more than 60 days prior to the relevant action and to require instead that such record date be no more than 10 days after the applicable resolution of the Board.

The Bylaws previously provided that the Board had the power to close the Company’s stock ledgers for a period of not to exceed 60 days preceding the date of any stockholders meeting, the date for payment of any dividend, the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock would go into effect, or a date in connection with obtaining the consent of stockholders for any purpose. The Board has deleted this provision in its entirety as being inconsistent with the practice of a publicly traded corporation.

The Bylaws previously provided that only the stockholders of the Company could adjourn a stockholders meeting in the event that a quorum is not present. The Bylaws now permit both the Board or the stockholders to adjourn a stockholders meeting, and whether or not a quorum is present.

The Bylaws previously provided that a stockholder may vote in person or by proxy at a stockholders meeting, provided that such proxy has been executed in writing by the stockholder. The Bylaws now permit the use of electronic transmission of a proxy to the extent permitted by the statutes of the State of Nevada.

The Bylaws previously provided that, in connection with the nomination by a stockholder of one or more directors for election at the next stockholders meeting, and in connection with any other stockholder proposal intended to be submitted for a vote at a stockholders meeting, the notice from such stockholder of such nomination or other proposal must be received by the Company no less than 30 days prior to the date of the meeting or, if notice of the meeting to stockholders is delivered less than 40 days prior to the date of the meeting, the nomination notice from a stockholder must be received not more than 10 days following the date on which the notice of the meeting to stockholders is delivered. The Bylaws now require that a nomination or other stockholder proposal notice from a stockholder must be received by the Company not less than 120 days nor more than 150 days in advance of the date which is the anniversary of the date on which the Company’s proxy statement was released to stockholders in connection with the prior year’s annual stockholders meeting, provided that, if the Company did not hold an annual stockholders meeting in the prior year or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, a nomination or other proposal notice from a stockholder must be received not less than 30 days in advance of the anticipated date of the mailing (as publicly announced by the Company) of the Company’s proxy statement in connection with the upcoming annual stockholders meeting. The amendments to the notice timing requirements described above are only effective beginning with the Company’s 2009 annual meeting of stockholders, and do not apply to the Company’s upcoming 2008 annual meeting. The stockholder director nomination notice requirements were modified further to require certain addition information to be provided in the notice.

The Bylaws previously provided that notice of action by written consent of stockholders must be given to those stockholders that have not consented to such action by written consent. This notice requirement has been eliminated.

The Bylaws previously provided that stockholders meetings should be conducted in accordance with Robert’s Rules of Order, if no alternative procedures were prescribed by the Board. The Bylaws now provide that stockholders meetings will be conducted in accordance with such reasonable rules of conduct and protocol as the Board or the Chairman of the Board may prescribe, and the reference to Robert’s Rules of Order has been deleted.

The Bylaws previously provided that a resolution to fix the number of directors on the Board must be approved by a majority of the total number of directors as if there were no vacancies (such number of directors, the “Whole Board”). The Bylaws now permit the number of directors on the Board to be fixed by a majority of the directors then in office. In addition, (i) a quorum of the Board is now a majority of the directors then in office, (ii) vacancies on Board committees may be filled by the Board, and (iii) compensation for Board committee meeting attendance may be determined by the Board, in each case as opposed to a majority of the Whole Board.

The Bylaws previously provided that, in connection with special meetings of the Board, notice must be provided to directors 72 hours prior to such special meeting by hand delivery or registered or certified mail or overnight courier. The Bylaws now permit notice of such meetings to be given to directors 24 hours prior to such special meeting by hand delivery, telephone, e-mail or overnight courier.

The Bylaws previously provided that, at a Board meeting, a director is presumed to assent to a corporate action unless such director takes affirmative action to indicate such director’s dissent to such corporate action. This provision has been eliminated.

The Bylaws previously provided that a director may be removed by a vote of a majority of the issued and outstanding shares of the Company that are entitled to vote in an election of directors. The Bylaws now require that a director may be removed by a vote of 2/3 of the issued and outstanding shares of the Company that are entitled to vote on the election of directors, as required by the statutes of the State of Nevada.

The Bylaws previously provided that the officers of the Company must be a president, one or more vice presidents, a treasurer and such other officers as must be determined by the Board. The Bylaws now provide that the Company shall also have a chief financial officer (who must be the same person as the treasurer), and to add a description of the duties of such officer.

The Bylaws previously provided that every bond and debenture issued by the Company must be sealed with the Company’s seal. This requirement has been eliminated.

The Bylaws previously provided that each stockholder of the Company must receive a certificate evidencing such holder’s shares of capital stock of the Company. The Bylaws now permit the issuance of uncertificated shares of capital stock of the Company, if such uncertificated shares of capital stock are authorized by the Board, and include additional parameters relating to the existence of uncertificated shares.

The Bylaws previously provided that the Board could not delegate certain powers to committees established by the Board, including the power to authorize the issuance of stock (other than the power to determine the number of shares to be issued and the consideration to be received therefore). The Bylaws now permit a committee established by the Board to authorize the issuance of stock with respect to compensation of officers and directors pursuant to a plan approved by the Board and all other powers of a committee in respect of the issuance of stock have been eliminated.

The Bylaws previously provided that the Company must indemnify its directors and officers, and may, in its discretion, indemnify its other employees and agents, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Company, and to which such person was or is a party or is threatened to be made a party, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The Bylaws now provide that the Company must provide such indemnification, to its employees and agents, as opposed to only permitting such indemnification. In addition, the Bylaws now contain an additional provision denying indemnification to a person in the case of both third party and derivative actions in the event of (i) such person’s act or failure to act constituting a breach of such person’s fiduciary duties as a director or officer; and (ii) such person’s breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The Bylaws were further amended to: (i) include a statement that the indemnification obligations of the Company must be deemed mandatory to the fullest extent permitted by the statutes of the State of Nevada, and (ii) state that, if the indemnification obligation of the Company is treated as discretionary by the statutes of the State of Nevada, the Company’s determination concerning its indemnification obligation may be made by independent legal counsel in a written opinion if a quorum of the Board who are not parties to the action, suit or proceeding cannot be obtained.

The Bylaws previously provided that a contract or transaction between the Company and one or more of its officers or directors, or a contract or transaction between the Company and a business entity in which one or more of its officers or directors have a financial interest, is not void or voidable solely on the basis of (a) such relationship, (b) the participation of such officer or director in the meeting of the Board or committee thereof that authorized the contract or transaction, or (c) the vote by such officer or director in the meeting of the Board or committee thereof that authorized the contract or transaction, provided that certain requirements of the Nevada Revised Statutes are satisfied. The Bylaws now also include a provision from the Nevada Revised Statutes to the effect that the contract or transaction is not void or voidable if the fact of the common directorship, office or financial interest is not known to the director or officer at the time that the transaction is brought before the Board for approval.

The Bylaws previously provided in Article 11, which relates to the amendment of the Bylaws, that (a) no bylaw adopted or amended by the stockholders could be altered or repealed by the Board; (b) no bylaw could be adopted by the Board which would require more than the stock representing a majority of the voting power for a quorum at a stockholders meeting or more than a majority of the votes cast to constitute action by the stockholders, except where higher percentages are required by law; provided, however, that if any bylaw regulating an impending election of directors is adopted or amended or repealed by the Board, there must be set forth in the notice of the next meeting of the stockholders for the election of directors, the bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and (c) no amendment, alteration, or repeal of Article 11, which relates to the amendment of the Bylaws, could be made except by the stockholders. All of the provisions restricting amendment of the Bylaws by the Board of Directors described above have been deleted, and the Bylaws now generally permit the Board to amend the Bylaws without stockholder approval, except to the extent that any bylaw adopted or amended by the stockholders expressly states that such bylaw may not be altered or repealed by the Board. The amendments to Article 11 are subject to the approval of stockholders at the upcoming annual meeting of the Company and, therefore, the amendments to Article 11 will have no effect until stockholder approval has been obtained.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by references to the text of the Company’s Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit No.	Description

3.1	Amended and Restated Bylaws of Etelcharge.com, as amended and restated on July 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 4, 2008

Etelcharge.com

By:	/s/ Robert M. Howe III
Name: Robert M. Howe, III Title: President and Chief Executive Officer